Exhibit 99.1

Expedia and Orbitz Receive Second Requests from DOJ under Hart-Scott-Rodino Act

BELLEVUE, Wash. and CHICAGO, March 25, 2015 – Expedia, Inc. (NASDAQ: EXPE) and Orbitz Worldwide, Inc. (NYSE: OWW) announced today that they have each received a request for additional information and documentary material (the “second request”) from the U.S. Department of Justice (the “DOJ”) in connection with the DOJ’s review of Expedia’s pending acquisition of Orbitz.

Issuance of the second request is a standard phase of the regulatory process. Expedia and Orbitz intend to respond to the second request and to cooperate fully with the DOJ. We believe that this transaction will benefit competition and consumers and are working to help the DOJ complete its review before the end of the year.

About Expedia, Inc.

Expedia, Inc. is one of the world’s largest travel companies, with an extensive brand portfolio that includes leading online travel brands, such as:

•	Expedia.com®, the world’s largest full service online travel agency with localized sites in 31 countries

•	Hotels.com®, the hotel specialist with localized sites in more than 60 countries

•	Hotwire®, a leading discount travel site that offers opaque deals in 12 countries throughout North America, Europe and Asia

•	Travelocity®, a pioneer in online travel and a leading online travel agency in the US and Canada

•	Egencia®, the world’s fifth largest corporate travel management company

•	eLong™, a leading mobile and online travel service provider in China

•	Venere.com™, an online hotel reservation specialist in Europe

•	trivago®, a leading online hotel metasearch company with sites in 49 countries

•	Wotif Group, a leading operator of travel brands in the Asia-Pacific region, including Wotif.com®, lastminute.com.au®, travel.com.au, Asia Web Direct®, LateStays.com, GoDo.com.au and Arnold Travel Technology

•	Expedia Local Expert®, a provider of online and in-market concierge services, activities, experiences and ground transportation in hundreds of destinations worldwide

•	Classic Vacations®, a top luxury travel specialist

•	Expedia® CruiseShipCenters®, a provider of exceptional value and expert advice for travelers booking cruises and vacations through its network of 180 franchise locations across North America

•	CarRentals.com™, the premier car rental booking company on the web

The company delivers consumers value in leisure and business travel, drives incremental demand and direct bookings to travel suppliers, and provides advertisers the opportunity to reach a highly valuable audience of in-market consumers through Expedia® Media Solutions. Expedia also powers bookings for some of the world’s leading airlines and hotels, top consumer brands, high traffic websites, and thousands of active affiliates through Expedia® Affiliate Network. For corporate and industry news and views, visit us at www.expediainc.com or follow us on Twitter @expediainc.

Trademarks and logos are the property of their respective owners. © 2015 Expedia, Inc. All rights reserved. CST: 2029030-50

About Orbitz Worldwide

Orbitz Worldwide (NYSE: OWW) is a leading global online travel company using technology to transform the way consumers around the world plan and purchase travel. Orbitz Worldwide operates the consumer travel planning sites Orbitz (orbitz.com), ebookers (ebookers.com), HotelClub (hotelclub.com) and CheapTickets (cheaptickets.com). Also within the Orbitz Worldwide family, Orbitz Partner Network (orbitzpartnernetwork.com) delivers private label travel technology solutions to a broad range of partners including some of the world`s largest airlines, bank loyalty programs and travel agencies, and Orbitz for Business (orbitzforbusiness.com) delivers managed travel solutions for companies of all sizes. Orbitz Worldwide makes investor relations information available at investors.orbitz.com.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Expedia, Orbitz or management of either company “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia or Orbitz stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the receipt of stockholder approval, the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Expedia to successfully integrate Orbitz’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to Orbitz’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; and the other risks and important factors contained and identified in Expedia’s and Orbtiz’s filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this document are made only as of the date hereof. Neither Expedia nor Orbitz undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Participants in the Solicitation

Orbitz and its directors and executive officers, and Expedia and its directors and executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from Orbitz stockholders in connection with the proposed transaction. Information about Expedia’s directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2014. Information about Orbitz’s directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction was included in the preliminary proxy statement on Schedule 14A that Orbitz filed with the SEC on March 13, 2015, and may be updated or supplemented in the definitive proxy statement and other documents that Orbitz or Expedia file with the SEC.

Additional Information and Where to Find It

Orbitz filed with the SEC a preliminary proxy statement on Schedule 14A on March 13, 2015. When completed, a definitive proxy statement will be sent or given to the stockholders of Orbitz and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Expedia or Orbitz with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Orbitz by contacting Investor Relations by mail at ATTN: Corporate Secretary, Orbitz Worldwide, Inc., 500 W. Madison Street, Suite 1000, Chicago, Illinois 60661.

FOR MORE INFORMATION:

Expedia, Inc. Communications

(425) 679-4317

press@expedia.com

Expedia, Inc. Investor Relations

(425) 679-3759

ir@expedia.com

Orbitz Worldwide Corporate Communications

Chris Chiames

(312) 894-6890

chris.chiames@orbitz.com

press@orbitz.com

Orbitz Worldwide Investor Relations

Adam Patnaude

(312) 260-8301

OWWIR@orbitz.com

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